EXHIBIT 23
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                  [LETTERHEAD OF REGIER CARR & MONROE, L.L.P.]



                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Guthrie Savings, Inc., filed with the Securities and Exchange Commission on March 1, 1996, of our report dated April 23, 1998 in this Annual Report on Form 10-KSB of Guthrie Savings, Inc. for the fiscal year ended March 31, 1998.



                                                /s/ Regier Carr & Monroe, L.L.P.



June 24, 1998
Wichita, Kansas